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Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Art Technology Group, Inc.
Commission File No.: 000-26679

Oracle Buys ATG

Combination Creates Best-in-Class CRM and Cross-Channel Commerce Solution

Redwood Shores, Calif. – November 2, 2010

Oracle announced today that is has agreed to acquire Art Technology Group, Inc. (NASDAQ: ARTG), a leading provider of eCommerce software and related on demand commerce optimization applications, through a cash merger for $6.00 per share, or approximately $1.0 billion. ATG’s solutions enable enterprises to provide a cohesive online customer experience with sophisticated merchandising, marketing, content personalization, automated recommendations, and live-help services.

ATG’s eCommerce software platform is the industry’s top-ranked, cross-channel commerce solution and is highly complementary to Oracle’s CRM, ERP, Retail, and Supply Chain applications, as well as its portfolio of middleware and business intelligence technologies. ATG also offers on demand commerce optimization applications that provide companies with an online presence, the ability to improve customer satisfaction through immediate service response and automated recommendations.

Together Oracle and ATG expect to help businesses grow revenue, strengthen customer loyalty, improve brand value, achieve better operating results, and increase business agility across online and traditional commerce environments.

The transaction is subject to stockholder and regulatory approval and other customary closing conditions and is expected to close by early 2011.

“Driven by the convergence of online and traditional commerce and the need to increase revenue and improve customer loyalty, organizations across many industries are looking for a unified commerce and CRM platform to provide a seamless experience across all commerce channels,” said Thomas Kurian, Executive Vice President Oracle Development. “Bringing together the complementary technologies and products from Oracle and ATG will enable the delivery of next-generation, unified cross-channel commerce and CRM.”

“More than 1,000 global enterprises rely on ATG’s solutions to help increase the value of their online customer interactions,” said Bob Burke, President and CEO, ATG. “This combination will enhance the ability to bring all their commerce activities together – creating a more consistent and relevant experience for their customers across all interaction channels, including online, in stores, via mobile devices and with call centers.”

“The addition of ATG, which brings market-leading products used by some of the largest and most well-known retailers and brands, furthers Oracle’s strategy of delivering industry-specific enterprise applications,” said Bob Weiler, Executive Vice President, Oracle Global Business Units.  “This acquisition builds upon our dedication to offer the most complete and integrated suite of best-of-breed software applications and technologies required to power the most demanding companies in the world in every industry.”

About Oracle
Oracle (NASDAQ: ORCL) is the world's most complete, open, and integrated business software and hardware systems company. For more information about Oracle, please visit our Web site at http://www.oracle.com.

Trademarks
Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains certain forward-looking statements about Oracle and ATG, including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of ATG, anticipated product information and strategy, benefits of the acquisition to customers and others in the industry and general business outlook. When used in this press release, the words “can”, “will”, “intends”, “expects”, “is expected”, similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or ATG, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this press release due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies and benefits of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or ATG may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or ATG.

In addition, please refer to the documents that Oracle and ATG, respectively, file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle's and ATG's respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this press release. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Neither Oracle nor ATG is under any duty to update any of the information in this press release.

Additional Information about the Merger and Where to Find It
In connection with the proposed merger, ATG will file a proxy statement with the SEC. Additionally, ATG and Oracle will file other relevant materials in connection with the proposed acquisition of ATG by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Amsterdam Acquisition Sub Corporation, a wholly-owned subsidiary of Oracle, and ATG. The materials to be filed by ATG with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov.

Investors and security holders of ATG are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Oracle, ATG and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ATG stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names and affiliations of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of ATG's executive officers, directors and other participants in the solicitation, which may, in some cases, be different than those of ATG's stockholders generally, is set forth in the proxy statement relating to the merger when it becomes available.

All product roadmap information, whether communicated by ATG or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making a purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Art Technology Group, Inc.
Commission File No.: 000-26679

Overview and Frequently Asked
Questions

Overview

Oracle Buys ATG

Combination Creates Best-in-Class CRM and Cross-Channel Commerce solution

On November 2, 2010, Oracle announced that it has agreed to acquire Art Technology Group (ATG), a leading provider of eCommerce software and related on demand commerce optimization applications. ATG’s solutions enable enterprises to provide a cohesive online customer experience with sophisticated merchandising, marketing, content personalization, automated recommendations, and live-help services.

The transaction is subject to stockholder and regulatory approval and other customary closing conditions, and is expected to close by early 2011. Until the transaction closes, each company will continue to operate independently, and it is business as usual.

Driven by the convergence of online and traditional commerce and the need to increase revenue and improve customer loyalty – organizations across many industries are seeking a unified cross-channel commerce and customer relationship management platform to deliver a cohesive customer experience across all commerce channels.

Together Oracle and ATG expect to help businesses grow revenue, strengthen customer loyalty, improve brand value, achieve better operating results, and increase business agility across online and traditional commerce environments.

The ATG management team and employees are expected to join Oracle after the transaction closes.

BUSINESS RATIONALE

What is the rationale for this acquisition?

The convergence of online and traditional commerce creates the need for a unified CRM, Retail and Commerce platform. There is a growing awareness among retailers and brands that online and traditional commerce channels are not independent silos, but need to be connected - enabling more efficient management, merchandising, marketing and servicing of their customers. Customers expect the same level of brand experience across online, mobile and in store channels, and they want a seamless and personalized experience.

Siloed systems cannot keep pace with the needs of next-generation commerce.  Similar business process flows are emerging across both online and traditional commerce and each customer interaction can impact multiple operational areas. Businesses require advanced management tools that add value to the user interaction quickly, and with less complexity. Companies need to build a platform that supports the convergence of on and offline business process and information. The next generation unified cross-channel commerce and CRM foundation is expected to improve efficiencies and lower the total cost of operation. In addition, deploying a unified CRM and cross-channel commerce solution is expected to further increase revenue, streamline common information and integrate processes for more accurate customer targeting and profitable marketing decisions.

Oracle and ATG have many of the same customers across multiple industries and ATG solutions are highly complementary. Together, Oracle and ATG are expected to provide businesses with advanced commerce capabilities that enable personalized customer interactions across all channels. The acquisition is expected to fuel innovation, and provide mission critical industry-specific functionality built to scale for enterprise companies.

Why did Oracle select ATG?

ATG offers leading eCommerce software and related on demand commerce optimization applications that deliver a high return on investment, contributing to businesses top line growth and operational efficiencies. More than 1,000 global enterprises rely on ATG’s solutions to increase the value of their online customer interactions. Oracle and ATG have many of the same customers across Retail, Communications, High Tech and other industries.

PRODUCT OVERVIEW AND STRATEGY

What products does ATG currently develop and support?

ATG is a provider of eCommerce software and related on demand optimization applications.  ATG’s solutions enable enterprises to provide a cohesive online customer experience with sophisticated merchandising, marketing content personalization, automated recommendations and live-help services.

ATG’s on demand optimization applications help customers confidently grow revenue, boost loyalty, and instantly and measurably improve key performance indicators like abandonment rates, conversion rates, customer satisfaction levels, and service handle times.

How is ATG viewed by Industry Analysts?

In recent industry analyst reports, ATG has clearly demonstrated that they are a leading eCommerce provider. In the 2010 Gartner eCommerce Magic Quadrant, ATG was positioned in the leader’s quadrant, ranked highest in completeness of vision.

How is this acquisition expected to impact on-going development of ATG’s products?

Oracle has initiated a review of the ATG product portfolio, and when the evaluation is complete, Oracle will be providing guidance to customers in accordance with Oracle’s standard product communications policies. Research and development investments in
ATG’s solutions are expected to increase after the transaction closes, as they will then be able to share in Oracle’s R&D budget.

How does Oracle plan to maintain ATG’s domain expertise after the closing?

The goal of the combination is to complement Oracle’s solutions.  ATG brings significant domain expertise in the area of eCommerce software and related on demand commerce optimization applications. The ATG management team and employees are expected to join Oracle after the transaction closes.

CUSTOMERS AND PARTNERS

How is the proposed transaction between Oracle and ATG expected to benefit ATG customers?

Oracle and ATG have many of the same customers across multiple industries.  The transaction is expected to further enable businesses to provide a more cohesive customer experience across all interaction channels.  With best-in-class technology and applications from Oracle and complementary eCommerce solutions from ATG, we expect to provide customers with a compelling combination that will help companies drive more revenue and profits.

How will Oracle continue to support and broaden relationships with ATG partners?

Partners are essential to Oracle's economic and growth strategy.  After the transaction closes, in addition to increased product support and investment, ATG partners are expected to benefit from Oracle PartnerNetwork, our global world-class partner program, which provides access to a broader portfolio of solutions, comprehensive resources to support partner business and opportunities for growth with Oracle.

We expect business to continue as usual for ATG partners, until the transaction closes. ATG partner contacts for support, professional services, and sales are expected to remain the same. As contact information changes, we will communicate these changes through normal channels. Oracle Partners may also use their existing Oracle channels for support to answer any questions.

BUSINESS CONTINUITY

Can I still purchase ATG products?

Yes. Until the transaction closes, ATG continues to operate as a separate business. Please contact your existing ATG sales representative to assist you, or visit www.atg.com for contact information.

Should ATG customers continue to call ATG customer support?

Yes. Until the transaction closes, ATG continues to operate as a separate business. ATG customers should continue to use existing ATG contacts for support, professional services and sales to address immediate and ongoing needs. We will communicate all changes and transitions occurring after the close of the transaction well in advance through these familiar channels.

Should ATG customers continue to contact their ATG sales representative?

Yes, customers should continue to rely on existing relationships.

Will training on ATG products continue?

Yes, we want to ensure that our customers’ software provides the best possible service for their organizations, and we know excellent training is critical to reach that goal. Until the transaction is complete we plan to combine the ATG training services with Oracle University.

Will the ATG leadership and employees be retained?

The goal of the combination is to complement Oracle offerings. ATG’s management and employees have significant domain expertise in Commerce solutions and software, and are expected to join Oracle, after the transaction closes.

Where can I find out more information about the proposed Oracle and ATG combination?

For more information, please visit oracle.com/atg

The above is for informational purposes and may not be incorporated into a contract.

Oracle is currently reviewing the existing ATG product roadmap and will be providing guidance to customers in accordance with Oracle's standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle's review of ATG’s product roadmap are at the sole discretion of Oracle.

All product roadmap information, whether communicated by ATG or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making a purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and ATG, including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of ATG, anticipated product information and strategy, benefits of the acquisition to customers and others in the industry and general business outlook. When used in this document, the words ÒanticipatesÓ, ÒestimatesÓ, ÒmayÓ, ÒcanÓ, ÒwillÓ, ÒbelievesÓ, ÒintendsÓ, ÒprojectsÓ, ÒlikelyÓ, ÒexpectsÓ, Òis expectedÓ, similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or ATG, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies and benefits of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or ATG may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or ATG.

In addition, please refer to the documents that Oracle and ATG, respectively, file with the Securities and Exchange Commission (the ÒSECÓ) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle's and ATG's respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor ATG is under any duty to update any of the information in this document.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, ATG will file a proxy statement with the SEC. Additionally, ATG and Oracle will file other relevant materials in connection with the proposed acquisition of ATG by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Amsterdam Acquisition Sub Corporation, a wholly-owned subsidiary of Oracle, and ATG. The materials to be filed by ATG with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov.

Investors and security holders of ATG are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Oracle, ATG and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ATG stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names and affiliations of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of ATG 's executive officers, directors and other participants in the solicitation, which may, in some cases, be different than those of ATG 's stockholders generally, is set forth in the proxy statement relating to the merger when it becomes available.

Copyright © 2010, Oracle and/or its affiliates. All rights reserved. Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Art Technology Group, Inc.
Commission File No.: 000-26679

[ORACLE GRAPHIC OMITTED]                                   [ATG GRAPHIC OMITTED]

Oracle Buys ATG

Combination Creates Best-in-Class CRM and Cross-Channel Commerce Solution
November 2, 2010

Oracle is currently reviewing the existing ATG product roadmap and will be providing guidance to customers in accordance with Oracle's standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle's review of ATG's product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by ATG or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making a purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Cautionary Statement Regarding Forward -Looking Statements This document contains certain forward -looking statements about Oracle and ATG, including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of ATG, anticipated product information and strategy, benefits of the acquisition to customers and others in the industry and general business outlook. When used in this document, the words "can", "will", "intends",
"expects", "is expected", similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward
-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or ATG that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies and benefits of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or ATG may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward -looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or ATG. In addition, please refer to the documents that Oracle and ATG, respectively, file with the Securities and Exchange
Commission (the "SEC") on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle's and ATG's respective financial and operational results to differ materially from those contained in the forward -looking statements set forth in this document. You are cautioned to not place undue reliance on forward -looking statements, which speak only as of the date of this document. Neither Oracle nor ATG is under any duty to update any of the information in this document.

Additional Information about the Merger and Where to Find It In connection with the proposed merger, ATG will file a proxy statement with the SEC. Additionally,
ATG and Oracle will file other relevant materials in connection with the proposed acquisition of ATG by Oracle pursuant to the terms of an Agreement and
Plan of Merger by and among Oracle, Amsterdam Acquisition Sub Corporation, a wholly-owned subsidiary of Oracle, and ATG. The materials to be filed by ATG with the SEC may be obtained free of charge at the SEC's web site at
www.sec.gov. Investors and security holders of ATG are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, ATG and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ATG stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names and affiliations of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of ATG's executive officers, directors and other participants in the solicitation, which may, in some cases, be different than those of ATG's stockholders generally, is set forth in the proxy statement relating to the merger when it becomes available.

What We Are Announcing

[]   Oracle buys ATG

     []   Oracle to purchase Art Technology Group (ATG) for $6.00 per share, subject to required approvals

     []   Transaction is expected to close by early 2011

[]   About ATG

     []   ATG is a leading provider of eCommerce software and related on demand commerce optimization applications, and headquartered in Cambridge, MA

     []   Over 1,000 global enterprises across many industries rely on ATG's solutions including ATandT, Best Buy, J. C. Penney, Tesco and Vodafone

[]   Oracle and ATG expected to deliver a complete, best-in-class Customer
     Relationship Management (CRM), Retail, and Cross-Channel Commerce solution

     []   Enables the delivery of a cohesive customer experience regardless of channel

     []   Enterprises can merchandise, market, transact, fulfill, and support customers across online and traditional commerce environments

     []   Improves brand value and customer loyalty through optimized customer experiences, unified marketing, targeted segmentation, and comprehensive loyalty programs

     []   Increases the value of customer interactions through content personalization, automated recommendations, and live-help services

Strategic Importance to Oracle

[]   Convergence of online and traditional commerce creates the need for a unified CRM, Retail and Commerce platform

     []   Consumers expect a cohesive experience across all interaction channels including online, in stores, via mobile devices and with call centers

     []   Converging business processes include unified research, ordering, and returns

     []   Holistic business intelligence includes consolidated customer data to deliver personalized loyalty programs, and guided recommendations

[]   Enterprises are seeking a vendor that can offer these end-to-end capabilities via an integrated, out-of-the box solution

     []   Siloed research, catalog, order, fulfillment and other systems are ineffective

     []   Customers want a unified solution across their technology foundation, data model, and analytics, that can be delivered on-premise or as a service (SaaS)

     []   Traditional in-house, custom built systems are inflexible and cannot scale

[]   Together, Oracle and ATG provide complementary and best-in-class software for a broad range of industries that meets these needs

     []   Oracle and ATG have many common customers across industries including retail, telecommunications, financial services and media

     []   ATG provides leading eCommerce and related commerce optimization applications

     []   Oracle provides best-in-class CRM, ERP, Retail and Supply Chain applications, as well as middleware and business intelligence technologies

Commerce is Converging
Consumer Behavior is Driving Cross-Channel Commerce and CRM

[GRAPHIC OMITTED]

Commerce is Converging
Compelling Drivers to Deliver Unified Cross-Channel Commerce and CRM

Optimize the Customer Experience

[]   Deliver a unified brand experience online, in-store and through mobile channels

[]   Service customers in real-time with guided recommendations

[]   Quickly and accurately provide personalized product information

[]   Up-sell and cross-sell complementary products and services based on customers' history

[]   Personalize promotions and offers that appeal to customers at every stage of their buying cycle

[]   Increase customer loyalty with ongoing communications through social networks

[]   Engage with customers at every touch point with a consistent brand experience

ATG Products
Leading eCommerce Software and Commerce Optimization Applications

                       ATG Commerce Suite

                 ATG On Demand Optimization Applications

     Live Help                   Automated               Lead Performance
   Click-to-call               Merchandising
   Click-to-chat              Recommendations             Call Tracking
  e-Mail Response

                       ATG eCommerce Software Applications

Merchandising                                                         Business and
   and                  Commerce                Multivariate            Customer
Searchandising           Search                  Testing                Analytics

  Campaign          Active Customer              Knowledge           Self-Service
Management               Service                Management

                                           Platform

  Shopping Cart                      Personalization         Catalog Management
                                                             Content management

Drive Sales and Customer Loyalty

[]   Personalized for the visitor

[]   Relevant content and promotions

[]   Customer-centric, data driven, orchestrated across channels

Optimize the Experience

[]   Easy-to-use business tools

[]   Sophisticated marketing, merchandising, service capabilities

[]   Integrated testing and commerce analytics

Improve Agility and Reliability, Reduce Costs

[]   Operational efficiency to drive a lower TCO

[]   Solutions power a cross-channel enterprise

[]   Extensibility and enterprise-ready integration

Industry's Top-Ranked Cross-Channel Commerce Solution

Gartner Magic Quadrant for eCommerce

[GRAPHIC OMITTED]

Key Differentiators

[]   Gartner ranks ATG #1 in completeness of vision

[]   Complete cross-channel solutions

[]   Top-ranked personalization

[]   Leading merchandising applications

[]   Multiple deployment options

[]   Innovative mobile commerce assets

[]   Rapid deployment via Commerce Reference Store

[]   Strong partner community

[]   Commerce Suite includes industry-leading Live Help and Automated
     Merchandising

[]   ATG is the leading eCommerce domain expert

Source: Gartner 2010.

ATG is Deployed by the Highest Number of Large Online Retailers

[GRAPHIC OMITTED]
                   Top   Top   Top   Top   Top Total
                   100   200   300   400   500
Online Revenue  >$150M >$50M >$25M >$15M >$10M
ATG                 12    17     3     9     2   43
GSI Commerce         3     7     5     6     9   30
IBM WebSphere       13     7     6     1     0   27
Escalate Retail      4     7     5     4     3   23
Fry                  3     6     6     1         16
Microsoft            1     5     3     1     2   12
Demandware           1     1     5     1     1    9
MarketLive           1           2     2     1    6
Intershop                        1                1
Hybris                     1                      1

Source: Internet Retailer Top 500 2010.

Oracle and ATG Together
Next-Generation, Unified Cross-Channel Commerce and CRM

[GRAPHIC OMITTED]

[]   Cross-Channel Marketing

     []   Campaign Management

     []   Loyalty Programs

     []   Channel Management

     []   Promotions Management

[]   Cross-Channel Sales

     []   Personalized buying experiences online, in stores, with call centers and via mobile devices

     []   Automated Recommendations

[]   Cross-Channel Supply Chain Management

     []   Supply Chain Planning

     []   Warehouse Management

     []   Order Promising Management

     []   Logistics and Fulfillment

[]   Cross-Channel Service

     []   Click to Call/Chat

     []   Call Center

[]   Cross-Channel Merchandising

     []   Merchandising

     []   Search Merchandising

     []   Cross-Sell and Up-sell

Strong Global Customer Base
Leading Brands Across Key Industries

Retail

Consumer and Luxury Goods

Financial Services

Digital Media and High Tech

Communications

Airlines

[GRAPHIC OMITTED]

ATG Customer Success Story
Doubles Customer Acquisition Rate with Personalized Experience

[ATT GRAPHIC OMITTED]

ATG PROVIDED:

[]   ATG Commerce platform that supported customized sites for ATandT's business
     -to-business (B2B) and business -to-consumer (B2C) buyers

[]   ATandT the ability to target personalized content to select customers --
     building a more unique and relevant experience

ORACLE ALSO PROVIDES:

[]   Oracle E-Business Suite, Siebel, Oracle Business Intelligence Enterprise
     Edition

COMPANY OVERVIEW:

[]   Leading wireless company in the United States with over 61 million wireless subscribers on the nation's largest digital voice and data network

CHALLENGES:

[]   To better compete in the telecom market, ATandT decided to build a reputation on superior customer experience -- but their home-grown legacy systems were cumbersome and unmanageable

RESULTS:

[]   Achieved nearly 100% year-over-year growth in new customer additions, while reducing customer churn rate

[]   Created over 50,000 unique sites for its B2B customers, all centrally managed on the ATG platform

[]   Drove record iPhone launch sales

[AMERICAN EAGLE OUTFITTERS GRAPHIC OMITTED]

ATG PROVIDED:

[]   A sophisticated ATG Commerce platform that enables dynamic, relevant customer interactions across all customer touch points

[]   Centralized systems that allows American Eagle Outfitters to continue to grow and expand new brands and new channels

ORACLE ALSO PROVIDES:

[]   Oracle Retail Solutions, Oracle Fusion Middleware

COMPANY OVERVIEW:

[]   American Eagle Outfitters stands for high-quality merchandising, and is best known for designing, marketing and selling its own brand of clothing to young adults

[]   Over 925 stores across multiple continents

CHALLENGES:

[]   Systems could not scale, or integrate the customer experience

[]   Siloed and antiquated systems did not provide the foundation to grow cross-channel business and launch new brands

RESULTS:

[]   Higher efficiency and profitability as a result of integrated systems and processes

[]   Real-time data interchange between the web site, call center, back-office and store systems makes it possible to achieve a single view of the customer

ATG Customer Success Story
Driving Growth in International Markets with Online Presence

[VODAFONE GRAPHIC OMITTED]

ATG PROVIDED:

[]   ATG Commerce platform that supported customized sites for its customers []
     Ability to target personalized content to select customers

[]   An enterprise scale eCommerce solution that successfully launched the
     Vodafone brand and products in new markets

ORACLE ALSO PROVIDES:

[]   Siebel, Oracle Fusion Middleware

COMPANY OVERVIEW:

[]   A leading global mobile telecommunications company, with over 333 million customers worldwide

CHALLENGES:

[]   Establish a consistent brand experience online

[]   Accelerate international growth across four continents

[]   Provide an excellent customer experience across commerce and service interactions

[]   Improve online consumer experience by providing a simplified, assisted shopping experience

RESULTS:

[]   Strong results in customer acquisitions, conversions and ROI

[]   Simplified purchase process

[]   Driving global growth across four continents, in both established and emerging markets

ATG Customer Success Story
Driving Category Leadership via Cross-Channel Customer Experience

[BEST BUY GRAPHIC OMITTED]

ATG PROVIDED:

[]   ATG Commerce Suite to power transactions across the web, kiosks and in call centers

[]   ATG provides consistent view of inventory, orders and customers across channels, while connecting touch points: research, call center, purchase, pick-up, and service

ORACLE ALSO PROVIDES:

[]   Oracle Retail Applications, Siebel, Oracle Fusion Middleware

COMPANY OVERVIEW:

[]   Leading electronics and home appliances retailer with cross-channel commerce operation. Operates a global portfolio of brands with a commitment to growth and innovation

CHALLENGES:

[]   Grow the business via superior customer service and international expansion

[]   Increase customer centricity

[]   Develop customer access across channels

[]   Provide system availability, reliability and scalabilility

[]   Support transactions to buy online and pick up in-store

RESULTS:

[]   In 2009, online sales grew 20 percent year-over-year, to approximately $2 billion

[]   In-store pickup of online purchases increased to approximately 40% of online sales

[]   Customer care initiatives resulted in an 18% drop in customer complaints versus prior year

Oracle and ATG
A Compelling Combination

[]   Oracle and ATG expected to provide best-in-class CRM, Retail and
     Cross-Channel Commerce to broadest range of industries and to:

     []   Offer retailers a complete solution for in-store and online merchandising and promotions management, point-of-sale, and supply chain planning and execution

     []   Deliver a complete cross-channel CRM solution, including customer segmentation, analytics, marketing, promotions, loyalty programs, order execution, fulfillment, and live-help services

     []   Provide a comprehensive solution by integrating eCommerce with ERP systems including a consolidated product master, order management, fulfillment and logistics

     []   Offer a complete technology foundation to develop industry-leading
          eCommerce sites with rich interactive web pages based on standards and integrated collaboration

     []   Accelerate Oracle and ATG's shared vision through higher investment in research and development of eCommerce products

[ORACLE GRAPHIC OMITTED]

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and ATG, including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of ATG, anticipated product information and strategy, benefits of the acquisition to customers and others in the industry and general business outlook. When used in this document, the words “can”, “will”, “intends”, “expects”, “is expected”, similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or ATG that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies and benefits of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or ATG may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or ATG. In addition, please refer to the documents that Oracle and ATG, respectively, file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle's and  ATG's respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor ATG is under any duty to update any of the information in this document.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, ATG will file a proxy statement with the SEC. Additionally, ATG and Oracle will file other  relevant materials in connection with the proposed acquisition of ATG by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Amsterdam Acquisition Sub Corporation, a wholly-owned subsidiary of Oracle, and ATG.  The materials to be filed by  ATG with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov.  Investors and security holders of ATG are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.  Oracle, ATG and their respective directors, executive officers and other members of its management and employees, under SEC rules,  may be deemed to be participants in the solicitation of proxies of ATG stockholders in connection with the proposed merger.  Investors and security holders may obtain more detailed information regarding the names and affiliations of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available.  Information concerning the interests of ATG's executive officers, directors and other participants in the solicitation, which may, in some cases, be different than those of ATG's stockholders generally, is set forth in the proxy statement relating to the merger when it becomes available.